EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Eldorado Artesian Springs,  Inc.
     (the "Company") on Form 10-QSB for the period ending June 30, 2004 as filed with  the  Securities  and  Exchange  Commission  on the date  hereof  (the
     "Report")  I,  Douglas  Larson,  Chief  Executive  Officer of the  Company,
     certify, pursuant to 18 USC SS. 1350, as adopted pursuant to SS. 906 of the
     Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)  The Report fully complies with the  requirements  of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas Larson
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Chief Executive Officer

Dated: August 16, 2004